AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00026	See Block 16C	26NE000043	

6. ISSUED BY CODE 892432

U.S. Department of Energy
Idaho Operations Office
1955 Fremont Avenue
Idaho Falls ID 83415

7. ADMINISTERED BY (If other than Item 6) CODE 00701

U.S. Department of Energy
Idaho Operations Office
1955 Fremont Avenue
Idaho Falls ID 83415

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

AMERICAN CENTRIFUGE OPERATING, LLC
Attn: Charles Kerner
6901 Rockledge Dr Ste 800
Bethesda MD 208171867

CODE L8VHV5CNBV97 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. 89243223CNE000030

10B. DATED (SEE ITEM 13) 11/30/2022

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) Net Increase: $875,260.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.232-22 Limitation of Funds; 52.216-25, and 52.216-24: Limitation of Govnt

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

UEI: L8VHV5CNBV97

The purpose of this amendment to the Contract is to:

1. Roof repairs- $232,143(no fee)
The X-7725 5th level roof is in need of repairs. The damaged roofing and flashing requires repair on the northeast and southwest sides of the facility.

2. X-7725 Chiller and X-1000 RHW Repairs- $643,117(no fee)
American Centrifuge Operating, LLC utilizes the Recirculating Heating Water system ("RHW") and X-7725 Chiller ("Chiller") in operation of the HALEU plant. The RHW system is leaking, and the Chiller requires repair and replacement of two critical valves that are located

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)	
Pamela Dawson		Andrew J. Ford	
15B. DocuSigned by: Pamela Dawson 01B338D6455F41C... (Signature of person authorized to sign)	15C. DATE SIGNED 1/12/2026	16B. Signed by: Andrew Ford 13945A668AD54B0... UNITED STATES OF AMERICA (Signature of Contracting Officer)	16C. DATE SIGNED 1/12/2026

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET

REFERENCE NO. OF DOCUMENT BEING CONTINUED: 89243223CNE000030/P00026

NAME OF OFFEROR OR CONTRACTOR: AMERICAN CENTRIFUGE OPERATING, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	underground. Attached is ACO's Request for Equitable Adjustment proposal under Contract Line Item Number 0006 for the cost to repair the RHW system and replace the Chiller valves.				
	3. The estimated cost of CLIN 6 is increased by $875,260.00, changing the Target Cost from $3,896,853.00 to $4,772,113.00.				
	4. Provide Incremental Funding under CLIN 0006 in the amount of $875,260.00, changing the total obligations from $3,896,853.00 to $4,772,113.00.				
	5. Total obligations on the contract are changed from $316,166,152.48 to $317,041,412.48.				
	6. Total ceiling cost of the contract is changed from $1,056,309,553.00 to $1,057,184,813.00				
	All other terms, conditions, dates, and amounts remain unchanged. Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 888-251-3557 or payments@hq.doe.gov Period of Performance: 12/01/2022 to 06/30/2026				
	Change Item 00006 to read as follows(amount shown is the total amount):				
00006	CLIN 0006 Additional Scope - Infrastructure and Facility Repairs Line item value is: $4,772,113.00 Incrementally Funded Amount: $4,772,113.00				4,772,113.00